SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event  reported)  January 16, 2001 (January 15,
2001)

                           Rollins Truck Leasing Corp.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



               Delaware                                 1-5728                                510074022
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)

One Rollins Plaza, 2200 Concord Pike, Wilmington, DE                                            19803
------------------------------------------------------------------------------- --------------------------------------

(Address of Principal Executive Offices)                                                     (Zip Code)
Registrant's telephone number, including area code               (302) 426-2700
---------------------------------------------------------------- -----------------------------------------------------

Item 5.  Other Events.

     On January 15, 2001, Rollins Truck Leasing Corp., issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ROLLINS TRUCK LEASING CORP.



Date:    January 16, 2001        /s/ Patrick J. Bagley
                                 ---------------------
                                 By:      Patrick J. Bagley
                                 Title:   Vice President - Finance and Treasurer

         Exhibit Index

         Exhibit  Description

         99.1     Press Release